COMPOSITE INCOME FUND, INC.
                    REVISION DATED JANUARY 15, 1996, TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995

Effective January 15, 1996, the Fund may offer its shares at net asset value to investors using sales proceeds from other mutual funds, closed-end funds or unit investment trusts, regardless of whether a sales charge was originally paid. Accordingly, the first paragraph on page 12 under the heading "How Shares Can be Purchased" which begins on page 11 of the Statement of Additional Information, is revised by replacing the final sentence with the following text:

In addition, shareholders of mutual funds (other than money market funds), closed-end funds or unit investment trusts may redeem those shares and use their sale proceeds to purchase Class A shares of a Composite fund at net asset value provided the proceeds are reinvested within 90 days of such sale and proof of the sale is provided.